UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2016

EPIRUS BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51171	04-3514457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Boylston Street
Eighth Floor
Boston, MA 02116
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 600-3497

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 9, 2016, EPIRUS Biopharmaceuticals, Inc. (the “Company”) announced the initiation of its global registration study for its lead product candidate, BOW015, a biosimilar version of Remicade® (infliximab), in active rheumatoid arthritis patients. The full text of the press release issued by the Company on February 9, 2016 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

99.1	Press Release of EPIRUS Biopharmaceuticals, Inc. dated February 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIRUS BIOPHARMACEUTICALS, INC.

	By:	/s/ Amit Munshi
	Name:	Amit Munshi
	Title:	President and Chief Executive Officer

Date: February 9, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of EPIRUS Biopharmaceuticals, Inc. dated February 9, 2016